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                                                                Exhibit 10.28(c)


                               AMENDMENT NO. 1 TO

                       AGREEMENT AND PLAN OF AMALGAMATION

         This Amendment No. 1, dated as of September 24, 1998 (the "Amendment"), to the Agreement and Plan of Amalgamation, dated as of July 30, 1998 (the "Agreement"), is made by and among UNDERWRITERS REINSURANCE COMPANY, a New Hampshire insurance company ("Parent"), UNDERWRITERS ACQUISITION COMPANY LTD., a Bermuda company and a Subsidiary of Parent ("Acquisition") and VENTON HOLDINGS LTD., a Bermuda company (the "Company").

         WHEREAS, the parties hereto desire to amend the Agreement.

         NOW, THEREFORE, in consideration of the promises and of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:

         1. Section 2.05(a) of the Agreement is hereby amended to read in its entirety as follows:

         Section 2.05. Consideration. (a) Except as otherwise provided in
         Section 106 of the Companies Act, at the Effective Time, each Share that is issued and outstanding immediately prior to the Effective Time shall be canceled, and the holder thereof shall be entitled to receive, pursuant to the procedures set forth in Section 2.06, $3,081.69 (except as provided in clause (v)) per Share, without interest thereon, with such consideration to consist of: (i) for each Class A Share $1,678.94 in cash and the cancellation of $1,402.75 in capital contribution obligations; (ii) for each Class B Share held by Exel $1,679.11 in cash and the cancellation of $1,402.58 in capital contribution obligations;
         (iii) for each Class B Share held by RCRe $1,673.42 in cash and the cancellation of $1,408.27 in capital contribution obligations; (iv) for each Class C Share (other than the 996 Class C Shares held by Alec
         Sharp on which no amount has been paid (the "Unpaid Class C Shares")) $3,081.69 in cash; and (v) for each Unpaid Class C Share $1,832.06 in cash; provided, however, that those Shares held by those persons set forth on Schedule 2.05 hereto shall be canceled and the holders thereof shall be entitled to receive, instead of cash, that number of shares of common stock, par value $1.00 per share, of Alleghany Corporation ("Alleghany Common Stock") determined by (i) multiplying the number of Shares listed by the per Share consideration of $3,081.69, and
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         (ii) dividing that result by the Alleghany Share Value. For purposes of this Agreement, the "Alleghany Share Value" shall be the average of the high and low sales prices of the Alleghany Common Stock on each of the ten trading days ending on September 30, 1998 divided by ten.

         2. Section 2.09 of the Agreement is hereby amended to read in its entirety as follows:

         Section 2.09. Cash-Out or Exchange of Warrants. At the Effective Time, by virtue of the Amalgamation and without any action on the part of any holder thereof, the Company shall pay (with the proceeds of the capital contribution required by the last sentence of this Section 2.09) for each Warrant listed on Schedule 2.09 hereto, to the holder thereof, an amount in cash equal to the difference between (a) the consideration per Class A Share, Class B Share or Class C Share specified in Section 2.05(a) multiplied by the number of Class A Shares, Class B Shares or Class C Shares subject to such Warrant and (b) the exercise price of such Warrant. Upon such payment therefor, such Warrant will no longer be outstanding, and neither the Company nor any other Person shall have any obligation with respect thereto. Immediately after the Effective Time, each other Warrant that is outstanding immediately prior to the Effective Time will be exchanged for an option to acquire shares of Alleghany Common Stock (an "Alleghany Option") in accordance with
         Section 2.11. At the Effective Time, Parent shall make a capital contribution to the Company in an amount equal to $11,450,375, which the parties hereto agree is sufficient to make all cash payments pursuant to the first sentence of this Section 2.09.

         3. Section 2.10 of the Agreement is hereby amended to read in its entirety as follows:

         Section 2.10. Cash-Out or Exchange of Options. At the Effective Time, by virtue of the Amalgamation and without any action on the part of any holder thereof, the Company shall pay (with the proceeds of the capital contribution required by the last sentence of this Section 2.10), for each Option listed on Schedule 2.10 hereto, to the holder thereof, an amount in cash equal to the difference between (a) the consideration per Class C Share specified in Section 2.05(a) multiplied by the number of Class C Shares subject to such Option (or by the number of Class C Shares subject to the Class C Warrant subject to such Option) and (b) the


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         exercise price of such Option. Upon such payment therefor, such Option will no longer be outstanding, and neither the Company nor any other Person shall have any obligation with respect thereto. Immediately after the Effective Time, each other Option that is outstanding immediately prior to the Effective Time will be exchanged for an Alleghany Option in accordance with Section 2.11. At the Effective Time, Parent shall make a capital contribution to the Company in an amount equal to $1,985,953, which the parties hereto agree is sufficient to make all cash payments pursuant to the first sentence of this Section 2.10.

         4. A new Section 2.11 is hereby added to the Agreement, which reads in its entirety as follows:

         Section 2.11. Alleghany Options. The number of shares of Alleghany Common Stock issuable upon exercise of an Alleghany Option received by a holder of Warrants or Options in accordance with Sections 2.09 or
         2.10 will be determined by (i) multiplying the number of Shares issuable upon exercise of such Warrant or Option by the per Share consideration of $3,081.69, and (ii) dividing that result by the Alleghany Share Value. Any fractional share of Alleghany Common Stock to which a recipient would be entitled upon exercise of the Alleghany Option will be paid in cash. The per share exercise price of the Alleghany Option will be determined by (i) multiplying the number of Shares issuable upon exercise of a Warrant or Option by the per Share exercise price of such Warrant or Option, and (ii) dividing that result by the number of shares of Alleghany Common Stock issuable upon exercise of the Alleghany Option as determined in the first sentence of this Section 2.11.


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         IN WITNESS WHEREOF, each party hereto has caused this Agreement to be signed on its behalf, all as of the day and year first above written.


                                   UNDERWRITERS REINSURANCE COMPANY


                                   By:             /s/ Russell T. John
                                      ------------------------------------------
                                         Name:     Russell T. John
                                         Title:    President


                                   By:             /s/ Stuart M. de Haaff
                                      ------------------------------------------
                                         Name:     Stuart M. de Haaff
                                         Title:    Secretary


                                   UNDERWRITERS ACQUISITION COMPANY LTD.


                                   By:             /s/ Stephen C. Kolakowski
                                      ------------------------------------------
                                         Name:     Stephen C. Kolakowski
                                         Title:    President


                                   By:             /s/ Stuart M. de Haaff
                                      ------------------------------------------
                                         Name:     Stuart M. de Haaff
                                         Title:    Assistant Secretary


                                   VENTON HOLDINGS LTD.


                                   By:             /s/ J.H. Venton
                                      ------------------------------------------
                                         Name:     J.H. Venton
                                         Title:    Director


                                   By:             /s/ D.M. Slade
                                      ------------------------------------------
                                         Name:     D.M. Slade
                                         Title:    Director